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                                                                    EXHIBIT 21.1
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                         Name                             State of Incorporation/Organization
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
Amedicorp, Inc.                                                           Ohio
Arlington Surgicare Partners, Ltd.                                       Texas
Aspen Healthcare Holdings, Ltd.                                      United Kingdom
Aspen Healthcare, Ltd.                                               United Kingdom
Aspen Leasing, Ltd.                                                  United Kingdom
Austintown Surgery Center, LLC                                            Ohio
Baptist Plaza Surgicare, L.P.                                          Tennessee
Baptist Surgery Center, L.P.                                           Tennessee
Bagley Holdings, LLC                                                      Ohio
Bellaire Outpatient Surgery Center, L.L.P.                               Texas
BRUBA Advance Comp, S.L.                                                 Spain
Central Virginia Surgi-Center, L.P.                                     Virginia
Centro de Patologia Celular, S.A.                                        Spain
Christus Santa Rosa Surgery Center, L.L.P.                               Texas
Christus/USP General Partner, LLC                                        Texas
Christus/USP Surgery Centers, L.P.                                       Texas
CHW/USP Bakersfield GP, L.L.C.                                         California
CHW/USP Bakersfield Surgery Centers, L.L.C.                            California
CHW/USP Oxnard GP, LLC                                                 California
CHW/USP Oxnard Surgery Centers, LLC                                    California
CHW/USP Phoenix II, LLC                                                 Arizona
CHW/USP San Gabriel GP, L.L.C.                                         California
CHW/USP San Gabriel Surgery Centers, L.L.C.                            California
CHW/USP Surgery Centers, LLC                                            Arizona
Clinica Maternal Nuestra Senora de la Esperanza, S.A.                    Spain
Clinica Sagrado Corazon S.L.                                             Spain
Coast Surgery Center, L.P.                                             California
Corpus Christi Holdings, LLC                                             Nevada
Corpus Christi Surgicare, Ltd.                                           Texas
Creekwood Surgery Center, L.P.                                          Missouri
Dallas Surgical Partners, L.L.P.                                         Texas
Day-Op Surgery Consulting Company, LLC                                  Delaware
Decatur Surgery Center, L.P.                                            Delaware
Densitometria Oseo Computerizada, S.L.                                   Spain
Denton Surgicare Partners, Ltd.                                          Texas
Denton Surgicare Real Estate, Ltd.                                       Texas
Desoto Surgicare Partners, Ltd.                                          Texas
Destin Surgery Center, Ltd.                                             Florida
Diagnosticos y Tratamientos Medicos, S.A.                                Spain
Doctors Outpatient Surgicenter, Ltd.                                     Texas
East Brunswick Surgery Center, LLC                                     New Jersey
East West Surgery Center, L.P.                                          Georgia
Estudios Funcionales, S.A.                                               Spain
Fort Worth Surgicare Partners, Ltd.                                      Texas
Frisco Medical Center, L.L.P.                                            Texas
Garland Surgicare Partners, Ltd.                                         Texas
Georgia Musculoskeletal Network, Inc.                                   Georgia
Global Healthcare Partners, Ltd.                                     United Kingdom
Grapevine Surgicare Partners, Ltd.                                       Texas
Greater Baton Rouge Surgical Hospital, LLC                             Louisiana
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
Health Horizons of Kansas City, Inc.                                   Tennessee
Health Horizons of Murfreesboro, Inc.                                  Tennessee
Health Horizons of Nashville, Inc.                                     Tennessee
Highgate Private Clinic, Ltd.                                        United Kingdom
Hospitalizacion y Servicios S.A.                                         Spain
Imagenes Diagnostic, S.A.                                                Spain
Instituto Policlinico Santa Teresa, S.A.                                 Spain
Irving-Coppell Surgical Hospital, L.L.P.                                 Texas
Jersey Shore SurgiCenter, L.L.C.                                       New Jersey
KSF Orthopaedic Surgery Center, L.L.P.                                   Texas
Las Cruces Surgical Center LLC                                         New Mexico
Lawrenceville Surgery Center, L.L.C.                                    Georgia
Mary Immaculate Ambulatory Surgery Center, LLC                          Virginia
MCSH Real Estate Investors, Ltd.                                         Texas
Medcenter Management Services, Inc.                                     Delaware
Memorial Hermann Surgery Center Northwest LLP                            Texas
Memorial Hermann/USP Surgery Centers II, LP                              Texas
Memorial Hermann/USP Surgery Centers III, LLP                            Texas
Memorial Hermann/USP Surgery Centers, LLP                                Texas
Mercy Southwest Ambulatory Surgery Center, L.P.                        California
Metroplex Surgicare Partners, Ltd.                                       Texas
Middle Tennessee Ambulatory Surgery Center, L.P.                        Delaware
Mountain Empire Surgery Center, L.P.                                    Georgia
MSH Partners, LLP                                                        Texas
New Mexico Orthopaedic Surgery Center, Limited Pshp                     Georgia
North Garland Surgery Center, L.L.P.                                     Texas
Northside/USP Surgery Centers, L.L.C.                                   Georgia
Northside-Cherokee/USP Surgery Centers, L.L.C.                          Georgia
Northwest Georgia Orthopaedic Surgery Center, LLC                       Georgia
NYCAS Administrative Services, LLC                                      Delaware
Ortho Excel, Inc.                                                       Delaware
OrthoLink ASC Corporation                                              Tennessee
OrthoLink Baptist/ ASC, LLC                                            Tennessee
OrthoLink Physicians Corporation                                        Delaware
OrthoLink Radiology Services Corporation                               Tennessee
OrthoLink/ Georgia ASC, Inc.                                            Georgia
OrthoLink/New Mexico ASC, Inc.                                          Georgia
OrthoLink/TOC, LLC                                                     Tennessee
OrthoLink/WY ASC, Inc.                                                  Wyoming
Orthopedic and Surgical Specialty Company, LLC                          Arizona
Orthopedic South Surgical Partners, LLC                                 Georgia
Pacific Endo-Surgical Center, L.P.                                     California
Park Cities Surgery Center, L.P.                                         Texas
Parkway Surgery Center, LLC                                              Nevada
Parkwest Surgery Center, L.P.                                          Tennessee
Pasadena Holdings, LLC                                                   Nevada
Physicians Data Professionals, Inc.                                      Texas
Physicians Pavilion, L.P.                                               Delaware
Providence/USP Surgery Centers, L.L.C.                                 California
Radsource, LLC                                                          Delaware
Resonancia Nuclear Magnetica Santa Teresa, S.L.                          Spain
Resurgens Surgery Center, LLC                                           Georgia
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
Rockwall/Heath Surgery Center, L.L.P.                                    Texas
Roswell Surgery Center, L.L.C.                                          Georgia
Saint Thomas Campus Surgicare, L.P.                                    Tennessee
Saint Thomas Hendersonville Surgicare, L.P.                            Tennessee
Saint Thomas/USP - Baptist Plaza, L.L.C.                               Tennessee
Saint Thomas/USP Surgery Centers, L.L.C.                               Tennessee
San Gabriel Ambulatory Surgery Center, L.P.                            California
San Gabriel Valley Surgical Center, L.P.                               California
Sarasota Surgicare, Ltd.                                                Florida
Shrewsbury Surgery Center, LLC                                         New Jersey
Specialists Surgery Center, L.L.C.                                      Oklahoma
St. John's Outpatient Surgery Center, LP                               California
St. Joseph's Outpatient Surgery Center, LLC                             Arizona
Sugar Land Surgical Hospital, LLP                                        Texas
Surgery Center of Georgia, LLC                                          Georgia
Surgicoe Corporation                                                    Georgia
Surgicoe of Texas, Inc.                                                  Texas
Surgicoe Real Estate, L.L.C.                                            Georgia
Teton Outpatient Services, LLC                                          Wyoming
Texan Ambulatory Surgery Center, L.P.                                    Texas
Texas Health Venture Arlington L.P.                                      Texas
Texas Health Venture Bellaire, L.P.                                      Texas
Texas Health Venture Denton L.P.                                         Texas
Texas Health Venture DSP L.P.                                            Texas
Texas Health Venture Frisco, L.P.                                        Texas
Texas Health Venture Ft. Worth L.L.C.                                    Texas
Texas Health Venture Garland L.P.                                        Texas
Texas Health Venture Grapevine L.P.                                      Texas
Texas Health Venture Irving-Coppell, L.P.                                Texas
Texas Health Venture North Garland, L.P.                                 Texas
Texas Health Venture Park Cities/Trophy Club, LP                         Texas
Texas Health Venture Rockwall, L.P.                                      Texas
Texas Health Ventures Group L.L.C.                                       Texas
Texas Heatth Ventures Group Holdings, LLC                                Nevada
The Center for Ambulatory Surgical Treatment, L.P.                     California
The Surgery Center, an Ohio limited partnership                           Ohio
The Surgery Center Laboratory, Inc.                                       Ohio
THVG Arlington GP, LLC                                                  Delaware
THVG Bedford GP, LLC                                                    Delaware
THVG Bedford, L.P.                                                       Texas
THVG Bellaire GP, LLC                                                    Texas
THVG Denton GP, LLC                                                     Delaware
THVG DeSoto GP, LLC                                                     Delaware
THVG DeSoto, L.P.                                                        Texas
THVG DSP GP, LLC                                                        Delaware
THVG Fort Worth GP, LLC                                                 Delaware
THVG Fort Worth, L.P.                                                    Texas
THVG Frisco GP, LLC                                                     Delaware
THVG Garland GP, LLC                                                    Delaware
THVG Grapevine GP, LLC                                                  Delaware
THVG Irving-Coppell GP, LLC                                             Delaware
THVG North Garland GP, LLC                                              Delaware
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
THVG Park Cities/Trophy Club GP, LLC                                     Texas
THVG Rockwall GP, LLC                                                   Delaware
THVG Valley View GP, LLC                                                Delaware
THVG Valley View L.P.                                                    Texas
THVG/HealthFirst Holdings, LLC                                           Nevada
THVG/Healthfirst L.L.C.                                                  Texas
Toms River Surgery Center, L.L.C.                                      New Jersey
TOPS Specialty Hospital, Ltd.                                            Texas
Unidad de Recuperacion del Suelo Pelvico, S.L.                           Spain
United Surgery Center - Southeast, Ltd.                                  Texas
United Surgical Associates, L.L.C.                                      Arizona
United Surgical of Atlanta, Inc.                                        Georgia
United Surgical of Torrance, Inc.                                      California
United Surgical Partners Barcelona, S.L.                                 Spain
United Surgical Partners Costa del Sol, S.L.                             Spain
United Surgical Partners Europe, S.L.                                    Spain
United Surgical Partners GP, Inc.                                       Delaware
United Surgical Partners Holdings, Inc.                                 Delaware
United Surgical Partners Hospital de Marbella, S.L.                      Spain
United Surgical Partners Madrid, S.L.                                    Spain
University Surgery Center, Ltd.                                         Florida
University Surgical Partners of Dallas, L.L.P.                           Texas
USP Austin, Inc.                                                         Texas
USP Austintown, Inc.                                                      Ohio
USP Bakersfield, Inc.                                                  California
USP Baton Rouge, Inc.                                                  Louisiana
USP Bellaire, Inc.                                                       Texas
USP Central New Jersey, Inc.                                           New Jersey
USP Chevy Chase, Inc.                                                   Maryland
USP Cleveland, Inc.                                                       Ohio
USP Coast, Inc.                                                        California
USP Corpus Christi, Inc.                                                 Texas
USP Cottonwood, Inc.                                                    Arizona
USP Decatur, Inc.                                                      Tennessee
USP Dermoestetica, S.L.                                                  Spain
USP Destin, Inc.                                                        Florida
USP Dexeus Centro de Salud de la Mujer, S.L.                             Spain
USP Domestic Holdings, Inc.                                             Delaware
USP Fredericksburg, Inc.                                                Virginia
USP Hospital San Carlos Murcia, S.L.                                     Spain
USP Houston, Inc.                                                        Texas
USP Instituto Dexeus, S.A.                                               Spain
USP International Holdings, Inc.                                        Delaware
USP Las Cruses, Inc.                                                   New Mexico
USP Long Island, Inc.                                                   Delaware
USP Lyndhurst, Inc.                                                       Ohio
USP Madrid Obras, S.L.                                                   Spain
USP Manhattan, Inc.                                                     New York
USP Mission Hills, Inc.                                                California
USP Nevada Holdings, LLC                                                 Nevada
USP Nevada, Inc.                                                         Nevada
USP New Jersey, Inc.                                                   New Jersey
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
USP Newport News, Inc.                                                  Virginia
USP North Texas, Inc.                                                   Delaware
USP Oftalmologia Galicia, S.L.                                           Spain
USP Oklahoma, Inc.                                                      Oklahoma
USP Oxnard, Inc.                                                       California
USP Phoenix, Inc.                                                       Arizona
USP San Antonio, Inc.                                                    Texas
USP San Gabriel, Inc.                                                  California
USP Sarasota, Inc.                                                      Florida
USP Securities Corporation                                              Delaware
USP Tennessee, Inc.                                                    Tennessee
USP Texas Air, L.L.C.                                                    Texas
USP Texas, L.P.                                                          Texas
USP Torrance, Inc.                                                     California
USP West Covina, Inc.                                                  California
USP Westwood, Inc.                                                     California
USP Winter Park, Inc.                                                   Florida
USPE Holdings, Ltd.                                                  United Kingdom
Valley View Surgicare Partners, Ltd.                                     Texas
Warner Park Surgery Center, L.P.                                        Arizona
Zeeba Surgery Center, L.P.                                                Ohio
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